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                                                                    EXHIBIT 23.1



                                     CONSENT




The Board of Directors
Performance Food Group Company:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP


Richmond, Virginia
October 20, 2000